UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 2, 2026

Esperion Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150
Ann Arbor, MI
(Address of principal executive offices)

48108
(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 2, 2026, Esperion Therapeutics, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Corstasis Therapeutics Inc., a Delaware corporation (“Corstasis”), and Cirrus Transaction Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will merge with and into Corstasis (the “Merger”), with Corstasis surviving the Merger as a wholly-owned subsidiary of the Company. The aggregate up-front consideration for the transactions contemplated by the Merger Agreement (the “Transactions”) will be an amount in cash equal to $75,000,000, subject to customary adjustments and a post-closing purchase price adjustment (the “Upfront Consideration”). In addition to the Upfront Consideration, the equityholders of Corstasis will be entitled to receive: (i) milestone payments up to an aggregate amount equal to $180,000,000 in the event certain regulatory approval or commercial sales milestones are achieved and (ii) royalty and licensing-revenue-derived payments in connection with the Company’s (or its sublicensees’) future sales of certain products (collectively, the “Contingent Consideration”).

At the effective time of the Merger (the “Effective Time”), all issued and outstanding shares of Corstasis’s common stock, par value $0.0001 per share (the “Corstasis Common Stock”) and all issued and outstanding stock options (“Options”) and restricted stock units (“RSUs”) of Corstasis will be cancelled and will thereafter represent solely the right of the holders thereof to receive an amount in cash, without interest and net of applicable withholding (and, in the case of an Option, the applicable exercise price of such Option), equal to the applicable holder’s pro rata share of the Upfront Consideration, the Contingent Consideration (if any) and any funds that may be released from certain escrow or expense accounts, in each case, subject to the terms and conditions of the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants for a transaction of this nature, including, among others, an obligation upon Corstasis to conduct its business in the ordinary course during the period between the signing of the Merger Agreement and the closing of the Transactions. The Merger Agreement may be terminated by each of Corstasis and the Company under certain customary circumstances, including if the Transactions are not consummated by May 1, 2026. The consummation of the Transactions is subject to the satisfaction or waiver of certain customary closing conditions.

The foregoing description of the Merger Agreement and the Transactions has been included to provide investors with information regarding the terms of such agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The representations and warranties contained in the Merger Agreement were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. Investors should read the Merger Agreement together with the Company’s other reports and statements filed or furnished with the United States Securities and Exchange Commission (the “Commission”).

Item 7.01 Regulation FD Disclosure.

On March 3, 2026, the Company and Corstasis issued a joint press release announcing their entry into the Merger Agreement. As set forth in the press release, the Company will conduct an investor conference call at 8:00 a.m. Eastern Time on Tuesday, March 3, 2026 to discuss the Transactions. The press release, and a copy of the supplemental presentation to be discussed during the investor conference call are attached as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and are incorporated herein by reference.

The information in this Current Report under Item 7.01, including the Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 2, 2026, by and among Esperion Therapeutics, Inc, Corstasis Therapeutics Inc. and Cirrus Transaction Subsidiary, Inc.+

99.1	Press Release, dated March 3, 2026.

99.2	Investor Presentation, dated March 3, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).
+ The schedules and similar attachments to this exhibit have been omitted pursuant to Items 601(a)(5) and 601(b)(ii) of Regulation S-K. The Company agrees to furnish copies of any such schedules or similar attachments to the Commission upon request. In addition, certain provisions of this exhibit have been redacted because the Company customarily treats the redacted information as private or confidential and the omitted information is not material. The Company agrees to promptly provide to the Commission on a supplemental basis an unredacted copy of the exhibit.

Forward-Looking Statements

This Current Report on Form 8-K, and the documents referred to herein, contain “forward-looking statements” within the meaning of federal securities laws, including statements regarding marketing strategy and commercialization and business development plans, current and planned operational expenses, expected profitability, future operations, commercial products, clinical development, plans for potential future product candidates, financial condition and outlook, including expected cash runway and profitability, expectations regarding the acquisition of Corstasis and the prospects associated with Enbumyst, including the potential size of the congestive heart failure market opportunity, plans to submit a supplemental New Drug Application, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “suggest,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Any express or implied statements contained in this document that are not statements of historical fact may be deemed to be forward-looking statements. Forward-looking statements are not guarantees of future performance and involve numerous evolving risks and uncertainties that the Company may not be able to accurately predict or assess, and that could cause the Company’s actual results to differ materially from those projected, including, without limitation, the failure to consummate the Corstasis transaction or to achieve anticipated sales of Enbumyst, the net sales, profitability, and growth of the Company’s commercial products, clinical activities and results, supply chain, commercial development and launch plans, business development, the outcomes and anticipated benefits of legal proceedings and settlements, and the risks detailed in the Company’s filings with the Commission. Any forward-looking statements contained in this document speak only as of the date hereof, and the Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this document, whether as a result of new information, future events or otherwise, other than to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2026	Esperion Therapeutics, Inc.

	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer